UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           June 2, 2004
                                           ----------------------------------



                           Advanced Biotherapy, Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)



         Delaware                         0-26323             51-0402415
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(State or other jurisdiction            (Commission          (IRS Employer
     of incorporation)                  File Number)       Identification No.)



6355 Topanga Canyon Boulevard, Suite 510                91367
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Woodland Hills, California                            (Zip Code)
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(Address of principal executive offices)



Registrant's telephone number, including area code   (818) 883-6716
                                                     -------------





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Item 5.  OTHER EVENTS.

         The Registrant reported Advanced Biotherapy, Inc. has received a Notice of Allowance from the United States Patent and Trademark Office for its patent application entitled "Methods of prevention and treatment of asthma and allergic conditions."


EXHIBIT

Designation                                       Description of Exhibit
99.1                                              Press Release dated 06/02/04






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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ADVANCED BIOTHERAPY, INC.
                                                     (Registrant)


Date:    June 2, 2004               By: s/Edmond Buccellato
                                        ------------------------------------
                                        Edmond Buccellato, President and CEO

                                INDEX TO EXHIBITS

Exhibit                       Description
-------                       -----------
99.1                          Press Release dated 06/02/04